   NUMBER                                                              SHARES



                         NATURAL WAY TECHNOLOGIES, INC.
                              A Nevada Corporation

                         AUTHORIZED SHARES:  50,000,000
                                 PAR VALUE $.001



THIS CERTIFIES THAT



IS THE RECORD HOLDER OF



                         NATURAL WAY TECHNOLOGIES, INC.


SHARES TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     WITNESS THE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE CORPORATION.



DATED:

      -----------------------------              ------------------------------
                SECRETARY                                   PRESIDENT

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NOTICE:  Signatures must be guaranteed by a firm which is a participant in the
         Medallion Guarantee program. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

         TEN COM - as tenants in common            UNIF GIFT MIN ACT - Custodian
         TEN ENT - as tenants by the entireties               (Cust)    (Minor)
         JT TEN -  as joint tenants with right of           under Uniform Gifts
                   survivorship and not as tenants          to Minors Act.......
                   in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

     Dated
          -----------------------


                                            ------------------------------------



NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.